UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund®

[photo of the Pegelturm water level tower and Blohm & Voss shipyard Hamburg Harbour, Germany]

Special feature

European companies work to uncover new growth opportunities

▶ See page 6

Annual report for the year ended March 31, 2011

EuroPacific Growth Fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. More than half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

The world economy continued on its path to recovery during EuroPacific Growth Fund’s fiscal year, despite significant roadblocks such as sovereign debt crises in Europe, worries over global inflation, uprisings in the Middle East, and an earthquake and tsunami in Japan. Continued strength in large parts of Asia and Latin America, as well as evidence of improving global economic activity, helped equity markets.

In that environment, the fund reported a total return of 12.4% with dividends reinvested for the fiscal year ended March 31, 2011. The fund lagged the 13.6% return of the unmanaged MSCI All Country World ex USA Index, which measures more than 40 country indexes in developed and developing countries. The fund’s return during the period was in line with the 12.5% return of the Lipper International Funds Average. Over longer time periods, EuroPacific Growth Fund has had an advantage over its benchmark and peers. As shown in the table below, its results have been superior to those measures on a five-year, 10-year and lifetime basis since the fund began operations on April 16, 1984. We focus on long-term investing and seek to navigate interim risks.

[Begin Sidebar]
Results at a glance
For periods ended March 31, 2011, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime1

EuroPacific Growth Fund (Class
A shares)	12.39%	4.77%	8.04%	12.20%

MSCI All Country World ex USA
Index2,3	13.61	4.05	7.85	—

Lipper International Funds Average4	12.51	1.67	5.85	9.79

MSCI EAFE (Europe, Australasia,
Far East) Index2	10.90	1.78	5.83	9.62

1 Since April 16, 1984.
2 The indexes are unmanaged and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
3 The index did not exist prior to December 31, 1987.
4 Source: Lipper. Results of the Lipper average do not reflect the effect of sales charges, account fees or taxes.
[End Sidebar]

[photo of the Pegelturm water level tower and Blohm & Voss shipyard Hamburg Harbour, Germany]

[Begin Sidebar]
In this report

Special feature

6	European companies work to uncover new growth opportunities

EuroPacific Growth Fund’s investment professionals see opportunity in Europe, despite the gloom, particularly in companies that are exporting to faster growing regions of the world.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies based in Europe and the Pacific Basin.1
			MSCI
			All Country
	EuroPacific		World ex USA
	Growth Fund		Index2
	(3/31/11)	(3/31/10)	(3/31/11)
Europe
Euro zone3	25.4%	30.0%	21.1%
United Kingdom	9.7	10.1	14.4
Switzerland	6.7	8.0	5.3
Denmark	3.2	2.0	.8
Sweden	2.1	1.6	2.2
Russia	1.1	1.9	1.7
Norway	.6	.8	.6
Other Europe	.4	.7	.9
	49.2	55.1	47.0

Pacific Basin
Japan	11.0	10.1	13.7
China	5.3	3.5	4.2
South Korea	3.9	2.6	3.4
Canada	3.8	3.2	8.4
Mexico	3.1	3.5	1.1
Taiwan	2.6	2.0	2.6
Hong Kong	2.3	1.2	1.9
Australia	1.7	2.4	6.0
Indonesia	.8	.6	.6
Other Pacific Basin	1.2	1.0	2.4
	35.7	30.1	44.3

Other
India	4.2	3.0	1.8
Brazil	1.7	3.1	3.8
South Africa	1.7	1.6	1.8
Israel	.7	1.1	.5
Other countries	.1	.1	.8
	8.4	8.9	8.7

Short-term securities &
other assets less
liabilities	6.7	5.9	—

Total	100.0%	100.0%	100.0%

1 A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
2 Weighted by market capitalization.
3 Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

[End Sidebar]

Turbulent backdrop

The lingering debt crisis in Europe, higher oil prices, and natural disasters in Japan all weighed on markets during the year. Despite those fears, equity markets around the world rose during the period, including European stock markets, which rebounded even in some highly indebted countries such as Italy and Spain. Investor sentiment improved as euro zone countries agreed on plans to provide emergency financing to countries in need and to replace the current bailout program in 2013. Most developing-country markets continued their upward trajectories despite much volatility. Not surprisingly, Japan had the weakest returns among major markets. Stocks there recovered from a steep plunge to finish the quarter just 5%* lower, but the earthquake and tsunami shuttered significant parts of key industries.

The U.S. dollar weakened against most major currencies. The European Central Bank signaled in early March its willingness to raise interest rates, sending the euro higher against the dollar. In the euro zone, energy and food prices drove up inflation toward the end of the year, while U.K. inflation topped 4% in the final quarter of the fund’s fiscal year, more than double policymakers’ goals. Portugal’s parliament rejected new austerity measures, driving the prime minister to resign and leading it to become the third euro zone country to request a bailout, after Greece and Ireland.

The U.S. Federal Reserve has poured hundreds of billions of dollars into the American economy to stimulate growth, and much of that liquidity has found its way into emerging markets as investors seek higher returns in faster growing regions. Some countries viewed these inflows as potentially destabilizing to their economies and have implemented measures to restrict these flows. Brazil, for instance, which only 10 years ago needed foreign capital to finance its sovereign debt problems, implemented measures to limit foreign inflows to protect its now-stronger financial system. This excess liquidity has also played a part in driving up prices of oil, copper, cotton, soybeans and other commodities, adding to inflationary pressures.

The developing economies, including China and India, continued to surprise with their rapid growth, albeit at a more modest pace, a result of central bank efforts to contain inflation. China’s output is growing at an annualized rate of 9.8% and India is growing at 8.2%. This continued strength highlights the importance of these markets to the global economy. These countries have been generating tremendous demand for basic commodities and consumer goods, which in turn has been a powerful boost for several companies in the fund. (For more about how European firms are thriving by targeting developing nations, see the feature beginning on page 6, titled “European companies work to uncover new growth opportunities.”)

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume reinvestment of dividends, unless otherwise noted.

How the fund responded

The explosive growth in China and India benefited many of the companies in EuroPacific’s portfolio during the year. Auto manufacturing companies with exposure to those regions contributed positively to EuroPacific Growth Fund’s return. The fund’s sixth-largest holding, Daimler, rose 49.8%. The German maker of Mercedes-Benz cars and trucks and other brands has grabbed a large slice of the luxury market in China. Hyundai Motor, a fast-growing vehicle maker based in Korea, is a global supplier and has become the second-largest car maker in India; its stock rose 81.3%. Schneider Electric (+45.4%), a French electrical equipment maker, derives 14% of its revenues from the Asia-Pacific region and is increasingly focused on China. Another company benefiting greatly from access to the Chinese market is the fund’s third-largest holding, Softbank (+61.8%), a Japanese telecommunications provider with mobile, broadband and fixed line offerings. It has stakes in Chinese Internet service company Alibaba Group, as well as several similar companies in China and Japan.

Three of the fund’s top 10 holdings were global pharmaceutical companies based in Europe, with extensive operations in, and revenues from, fast-growing economies. These included Denmark-based Novo Nordisk (+61.6%) and Germany’s Bayer (+14.3%). Many pharmaceutical companies fared well during the year as they sought out new markets in developing regions. However, the fund’s fifth-largest holding, Switzerland’s Novartis, was flat for the period (+0.1%), which hurt the fund.

The largest sector in EuroPacific was financials, and our sizable exposure — at 20% of the fund’s net assets — helped results when these stocks increased dramatically. Our investments in U.K. insurer Prudential (+36.3%), India-based Housing Development Finance Corp. (+29.7%), State Bank of India (+33.7%) and Austria’s Erste Bank (+19.9%) helped the fund. However, several of the fund’s financial holdings, particularly European financials, fared poorly during the period, including Germany’s Deutsche Bank (–23.8%), U.K.-based Barclays (–18.6%), Credit Suisse (–17.8%) and Spain’s Banco Santander (–12.8%). These companies have been battered by the fallout from the debt crises and worries over the diminished consumer market in Europe, but we favor them because we believe the market will eventually recognize their strong competitive positions, solid balance sheets and significant exposure to markets outside Europe.

Looking ahead

The world’s economies are moving toward an eventual recovery, with many signs of growth and healing, and we see many opportunities for investment. We are pleased that markets have rebounded, but we caution that the global economy remains fragile. The fund’s investment professionals look for what they believe are solid, promising companies around the world, in both developed and developing countries. In the current environment, developed countries face difficulties, and developing countries are taking up some of the slack. The brisk growth in China and India and the rest of the emerging world has opened up new markets and business opportunities.

We acknowledge the possibilities for risks to the recovery, and we continue to position the fund to seek to protect against them. However, we are confident that we can identify strong companies that will do well over time. We thank you for your confidence in our long-term approach to investing, and we look forward to serving you for many years to come.

Sincerely,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Carl Kawaja

Carl Kawaja
President

May 5, 2011

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2011)*
	1 year	5 years	10 years

Class A shares	5.92%	3.54%	7.40%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.82% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

[begin mountain chart]
Year			EuroPacific Growth Fund, with dividends reinvested4			MSCI All Country World ex USA Index, with dividends reinvested5,6			Consumer Price Index (inflation)7

	Initial Investment	04/16/84	$9,425			$10,000			$10,000
1985	Low	07/23/84	8,696	Low	07/23/84	8,155	Low	04/30/84	$10,000
	Hi	03/28/85	9,955	Hi	03/31/85	10,348	Hi	03/31/85	10,320
	Close	03/31/85	9,941	Close	03/31/85	10,348	Close	03/31/85	10,320

1986	Low	04/08/85	9,775	Low	04/09/85	10,115	Low	04/30/85	10,369
	Hi	03/21/86	15,364	Hi	03/31/86	19,228	Hi	01/31/86	10,630
	Close	03/31/86	15,357	Close	03/31/86	19,228	Close	03/31/86	10,553

1987	Low	07/22/86	15,634	Low	04/07/86	18,448	Low	04/30/86	10,533
	Hi	03/27/87	19,887	Hi	03/27/87	31,405	Hi	03/31/87	10,873
	Close	03/31/87	19,813	Close	03/31/87	31,010	Close	03/31/87	10,873

1988	Hi	10/08/87	24,499	Hi	10/14/87	36,201	Low	04/30/87	10,931
	Low	12/11/87	17,992	Low	11/11/87	28,389	Hi	03/31/88	11,300
	Close	03/31/88	21,422	Close	03/31/88	36,179	Close	03/31/88	11,300

1989	Low	09/01/88	21,189	Low	08/31/88	33,481	Low	04/30/88	11,358
	Hi	02/09/89	24,835	Hi	02/28/89	41,150	Hi	03/31/89	11,862
	Close	03/31/89	24,569	Close	03/31/89	40,446	Close	03/31/89	11,862

1990	Low	06/13/89	24,282	Hi	12/31/89	45,003	Low	04/30/89	11,940
	Hi	12/06/89	28,391	Low	03/31/90	36,338	Hi	03/31/90	12,483
	Close	03/31/90	28,742	Close	03/31/90	36,338	Close	03/31/90	12,483

1991	Hi	07/18/90	33,103	Hi	07/31/90	40,323	Low	04/30/90	12,502
	Low	01/16/91	27,795	Low	09/30/90	31,618	Hi	03/31/91	13,094
	Close	03/31/91	31,359	Close	03/31/91	37,523	Close	03/31/91	13,094

1992	Low	08/19/91	30,061	Hi	12/31/91	39,623	Low	04/30/91	13,113
	Hi	02/28/92	36,033	Low	03/31/92	35,581	Hi	03/31/92	13,511
	Close	03/31/92	35,033	Close	03/31/92	35,581	Close	03/31/92	13,511

1993	Hi	06/02/92	37,465	Low	10/31/92	34,792	Low	04/30/92	13,531
	Low	11/17/92	33,764	Hi	03/31/93	39,345	Hi	03/31/93	13,928
	Close	03/31/93	37,728	Close	03/31/93	39,345	Close	03/31/93	13,928

1994	Low	04/02/93	37,813	Low	04/30/93	42,820	Low	04/30/93	13,967
	Hi	02/02/94	50,611	Hi	01/31/94	51,503	Hi	03/31/94	14,277
	Close	03/31/94	47,638	Close	03/31/94	48,772	Close	03/31/94	14,277

1995	Hi	09/02/94	51,011	Hi	10/31/94	53,443	Low	04/30/94	14,297
	Low	01/31/95	46,642	Low	02/16/95	48,179	Hi	03/31/95	14,685
	Close	03/31/95	47,974	Close	03/31/95	50,901	Close	03/31/95	14,685

1996	Low	04/03/95	47,928	Low	06/30/95	51,925	Low	04/30/95	14,733
	Hi	03/25/96	57,612	Hi	03/31/96	57,610	Hi	03/31/96	15,102
	Close	03/31/96	57,494	Close	03/31/96	57,610	Close	03/31/96	15,102

1997	Low	07/24/96	57,229	Low	07/31/96	56,809	Low	04/30/96	15,160
	Hi	03/11/97	67,625	Hi	11/30/96	60,212	Hi	03/31/97	15,519
	Close	03/31/97	66,627	Close	03/31/97	59,368	Close	03/31/97	15,519

1998	Hi	10/03/97	77,523	Low	04/30/97	59,868	Low	05/31/97	15,529
	Low	01/12/98	67,131	Hi	03/31/98	69,026	Hi	03/31/98	15,732
	Close	03/31/98	80,601	Close	03/31/98	69,026	Close	03/31/98	15,732

1999	Hi	04/15/98	83,900	Low	09/30/98	57,722	Low	04/30/98	15,761
	Low	10/05/98	65,404	Hi	03/31/99	71,159	Hi	03/31/99	16,004
	Close	03/31/99	87,198	Close	03/31/99	71,159	Close	03/31/99	16,004

2000	Low	04/01/99	87,833	Low	05/31/99	71,208	Low	06/30/99	16,120
	Hi	03/29/00	137,516	Hi	03/31/00	91,706	Hi	03/31/00	16,605
	Close	03/31/00	134,560	Close	03/31/00	91,706	Close	03/31/00	16,605

2001	Hi	04/10/00	134,710	Hi	06/30/00	87,965	Low	04/30/00	16,615
	Low	03/22/01	94,189	Low	03/22/01	64,313	Hi	03/31/01	17,090
	Close	03/31/01	96,853	Close	03/31/01	67,112	Close	03/31/01	17,090

2002	Hi	05/21/01	104,778	Hi	05/02/01	72,556	Low	12/31/01	17,139
	Low	09/21/01	79,958	Low	09/21/01	52,947	Hi	03/31/02	17,342
	Close	03/31/02	94,302	Close	03/31/02	63,225.6	Close	03/31/02	17,342

2003	Hi	05/17/02	96,306	Hi	05/17/02	65,397	Low	04/30/02	17,439
	Low	03/12/03	69,809	Low	03/12/03	46,776	Hi	03/31/03	17,866
	Close	03/31/03	72,463	Close	03/31/03	49,204	Close	03/31/03	17,866

2004	Low	04/01/03	73,091	Low	04/01/03	49,620	Low	05/31/03	17,798
	High	03/01/04	114,695	High	02/17/04	79,825	Hi	03/31/04	18,177
	Close	03/31/04	113,848	Close	03/31/04	78,684	Close	03/31/04	18,177

2005	Low	05/17/04	103,225	Low	05/17/04	71,764	Low	04/30/04	18,235
	High	03/04/05	132,976	High	03/08/05	95,174	Hi	03/31/05	18,749
	Close	03/31/05	127,604	Close	03/31/05	91,389	Close	03/31/05	18,749

2006	Low	04/28/05	123,628	Low	05/17/05	88,203	Low	05/31/05	18,855
	High	03/30/06	166,244	High	03/30/06	117,805	Hi	03/31/06	19,379
	Close	03/31/06	166,207	Close	03/31/06	117,092	Close	03/31/06	19,379

2007	Low	06/13/06	150,639	Low	06/13/06	107,730	Low	04/30/06	19,544
	High	12/20/06	186,512	High	02/26/07	142,457	Hi	03/31/07	19,918
	Close	03/31/07	193,850	Close	03/31/07	140,848	Close	03/31/07	19,918

2008	High	10/31/07	234,626	High	10/31/2007	168,788	Low	04/30/07	20,047
	Low	03/19/08	197,139	Low	1/23/2008	135,249	Hi	03/31/08	20,711
	Close	03/31/08	206,256	Close	3/31/2008	144,476	Close	03/31/08	20,711

2009	High	05/19/08	222,332	High	05/19/08	160,099	Hi	07/31/08	21,335
	Low	03/09/09	107,894	Low	03/09/09	66,530	Low	12/31/08	20,391
	Close	03/31/09	122,641	Close	03/31/09	77,762	Close	03/31/09	20,631

2010	Low	04/01/09	124,925	Low	04/01/09	78,971	Low	04/30/09	20,683
	High	11/16/09	188,719	High	01/11/10	128,321	Hi	03/31/10	21,109
	Close	03/31/10	186,699	Close	03/31/10	125,715	Close	03/31/10	21,109

2011	Low	05/26/10	160,352	Low	05/25/10	105,899	Low	06/30/10	21,141
	High	03/03/11	210,765	High	03/04/11	144,041	Hi	03/31/11	21,675
	Close	03/31/11	209,834	Close	03/31/11	142,824	Close	03/31/11	21,675
[end mountain chart]

Average annual total return for fund’s lifetime: 12.0%4

Year ended March 31	1985	3	1986	1987	1988	1989	1990	1991	1992
TOTAL VALUE
Dividends reinvested	$69		35	118	491	316	527	656	611
Value at year-end	$9,941		15,357	19,813	21,422	24,569	28,742	31,359	35,033
Total return	(0.6)%		54.5	29.0	8.1	14.7	17.0	9.1	11.7

Year ended March 31	1993		1994	1995	1996	1997	1998	1999	2000
TOTAL VALUE
Dividends reinvested	538		515	715	1,131	1,062	1,155	991	841
Value at year-end	37,728		47,638	47,974	57,494	66,627	80,601	87,198	134,560
Total return	7.7		26.3	0.7	19.8	15.9	21.0	8.2	54.3

Year ended March 31	2001		2002	2003	2004	2005	2006	2007	2008
TOTAL VALUE
Dividends reinvested	637		2,209	836	1,083	1,796	2,575	2,899	4,070
Value at year-end	96,853		94,302	72,463	113,848	127,604	166,207	193,850	206,256
Total return	(28.0)		(2.6)	(23.2)	57.1	12.1	30.3	16.6	6.4

Year ended March 31	2009		2010	2011
TOTAL VALUE
Dividends reinvested	3,422		2,959	2,756
Value at year-end	122,641		186,699	209,834
Total return	(40.5)		52.2	12.4

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period April 16, 1984 (commencement of operations), through March 31, 1985.
4Includes reinvested dividends of $35,011 and reinvested capital gain distributions of $70,634.
5The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

6From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI All Country World ex USA Index did not yet exist. Since January 1, 1988, the MSCI All Country World ex USA Index has been used.

7Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

European companies work to uncover new growth opportunities

[photo of rows of cars on a barge]

Despite the gloom that has shrouded Europe for most of the last year, EuroPacific Growth Fund’s investment professionals see opportunity in many European companies. Sovereign debt crises, tough austerity measures, and a volatile common currency have weighed on minds and markets; however, investment analysts point to thriving companies that are expanding exports to fast-growing areas of the world.

“All is not dire in Europe,” says EuroPacific portfolio counselor Mark Denning, who is based in London. “There is a lot of dynamism, and the companies are making up for a dip in revenues from Western markets by exporting to emerging markets. Many European companies have been even quicker than U.S. companies to latch on to opportunities that exist in Asia and Latin America.”

Facing limited growth opportunities in mature markets, as well as a potentially diminished local customer base, European companies have aimed to take advantage of expanding economies. Sales from developing markets have roughly doubled since 1998, Mark says. These growing economies suffered along with the rest of the world in the downturn that began in 2008, but they are now proving much more resilient than developed economies.

Growth markets

About 80% of the world’s population — 4.3 billion people — live in the developing economies. Demographic trends and growing prosperity in these areas offer European companies the opportunity for as many as 1.5 billion new customers over the next decade. In countries such as India, China and Brazil, more people are moving up the economic ladder, from the poorest levels into the middle and even top income brackets.

Income growth in those economies is driving a significant expansion of aggregate purchasing power in the middle class, even as those same consumers in developed regions see their wage growth slow. This trend is set to continue, if not accelerate, over the next few decades. The expanding wealth at the middle and top tiers extends the reach of both bottom-of-the-pyramid value products such as inexpensive cell phones and ultra-premium offerings such as Mercedes-Benz cars and Burberry clothing.

For 2011, overall GDP growth in the European Union is expected to be relatively low: The developed nations of Europe are expected to grow at about 1.8%, according to the International Monetary Fund. That compares with the expected growth rates of the United States (2.8%) and the emerging markets (6.5%). Although central banks in China, India and other countries are raising interest rates in an attempt to tamp down inflation, their citizens’ demand for Western goods continues to roar.

[photo of a busy street in Shanghai, China]
Industries target new markets

“China is a great story for German automakers,” says Carl Kawaja, president of the fund and a portfolio counselor. Automakers such as Germany’s Daimler (the fund’s sixth-largest holding) and BMW are finding the Chinese to be eager buyers of their luxury cars. BMW’s management says it expects double-digit growth to continue in China, driving record sales, along with strong growth in Brazil, Korea and Russia.

“The S-class Mercedes-Benz sells for twice the price in China than it does in the U.S., which means larger profit margins for parent company Daimler,” Carl says. “Even though Mercedes sales in Germany weren’t exciting last year, the company found a great market in China and in other developing countries, as well as increasing sales in the U.S.” Sales of Mercedes-Benz branded vehicles in China increased 86% in the first quarter of this year from the previous year, and more buyers sit on lists waiting to purchase. The growth rate significantly surpassed overall auto sales growth in China, which was about 32% last year, according to the China Association of Automobile Manufacturers.

Not only are the residents of these economies now enjoying luxury consumer goods, they are becoming more concerned about their health and are increasing spending on health-related products. Governments have upped spending on preventative health care, and there is an increased awareness of, and interest in, new products for prevention and cure. This has helped boost sales for European pharmaceutical companies such as Germany-based Bayer, Denmark’s Novo Nordisk, and Swiss Novartis and Roche, which collectively play a large role in the fund.

With pharmaceutical sales in the developed economies limited by competing generic products, higher drug development costs, and the impact of health care reforms, emerging markets are becoming a more important slice of revenues. In 2010, Bayer derived about 37% of its sales from Asia-Pacific and Latin America; for Novo Nordisk, it was roughly 44%; Roche and Novartis saw more than a third of sales. Novartis says it is gearing up to deepen its presence in Russia and power up its manufacturing and sales efforts in Brazil, India, the Middle East and Africa. Others are also reallocating resources as industry growth shifts toward these regions. IMS Health forecasts that emerging markets over the next five years will make up 50% of global growth in pharmaceutical sales.

“We look for companies, in Europe and elsewhere, with diverse revenue streams and exposure to customers and clients around the world,” Mark says. “Many European-domiciled companies are not necessarily impacted by the economic state or momentum of any individual country in Europe. Whether they are growing their sales by exporting their products, through local acquisitions, or by offering better products, these are the companies that will thrive.”

[photo of the inside of a shopping center]
The value of a diverse fund

EuroPacific Growth Fund has a focus in Europe and Asia-Pacific, including all countries that touch the Pacific Basin. But it’s important to remember that the fund’s focus is on companies — not countries or regions. The investment professionals carefully research companies in all areas of the world (outside the United States) to find the ones with sound management teams and sustainable competitive advantages. The fund’s portfolio includes investments in more than 320 companies in 40 countries.

“Given the slowdown in Europe and flat outlook for the U.S., the dynamic high-growth economies are the driving force of global recovery,” says Gina Despres, EuroPacific Growth Fund’s vice chairman of the board. “This fact reinforces the importance of the fund’s diversification and symbiotic relationship that has existed between the European and Pacific parts of the fund, ever since EuroPacific Growth Fund began in 1984.”

Europe adjusts to debt crisis

Many individual companies in Europe are thriving and finding bright spots around the world; however, the European Union itself continues to grapple with solutions to the debt problems facing its weakest economies, such as Greece, Portugal, Ireland and Spain.

The debt crisis first surfaced in Greece in October 2009, when the enormity of the country’s ballooning deficit became clear. A strong euro and very low interest rates that prevailed for much of the previous decade had set the stage for the crisis. Greece took advantage of low borrowing costs and built up a large debt, encouraging the country’s consumers to follow. In Spain and Ireland, government spending was kept under control, but easy money helped push rising real estate prices to bubble proportions. After interest rates for borrowing by those countries rose to unsustainable levels, the European Union and the International Monetary Fund put together a series of bailout packages, first for Greece, hoping to head off a chain reaction to other indebted European countries. Later, leaders approved a very large contingency fund for the European Union at large, to calm investors and stabilize the markets. By the fall, however, countries that reduced spending to meet deficit targets fell even farther behind as their economies slowed and revenues declined. A banking collapse in Ireland forced a bailout for the country.

[photo of two people working in a factory]
Looking up

The dark cloud over the region’s debt problems, particularly for countries in southern Europe, masks some good news in Europe. Germany, Holland and Scandinavia look to be slowly emerging as havens in the debt crisis.

“While countries such as Portugal, Ireland and Greece are struggling, other countries in Europe are in a very strong position,” Mark says. “The Greek sovereign debt crisis a year ago coincided with strong growth in Germany, which expanded 3.7% in the second quarter last year over the previous year. That torrid growth is not sustainable, but northern Europe in particular is looking better.”

[Begin Sidebar]
The American Funds way

EuroPacific Growth Fund’s nine portfolio counselors each manage a portion of the fund’s assets independently, as if it were a separate fund, without the need for an overall committee or team decision. The American Funds system of multiple portfolio counselors encourages investment professionals to go beyond traditional research and to explore new avenues. A group of investment analysts manage another portion of the fund; each one invests within the scope of their area of research coverage.

Portfolio management and years of investment experience

[Begin Photo Caption]	[Begin Photo Caption]
[photo of Stephen Bepler]	[photo of Mark Denning]
Stephen Bepler	Mark Denning
45 years	29 years
[End Photo Caption]	[End Photo Caption]

[Begin Photo Caption]	[Begin Photo Caption]
[photo of Rob Lovelace]	[photo of Carl Kawaja]
Rob Lovelace	Carl Kawaja
26 years	24 years
[End Photo Caption]	[End Photo Caption]

[Begin Photo Caption]	[Begin Photo Caption]
[photo of Nick Grace]	[photo of Jonathan Knowles]
Nick Grace	Jonathan Knowles
21 years	19 years
[End Photo Caption]	[End Photo Caption]

[Begin Photo Caption]	[Begin Photo Caption]
[photo of Andrew Suzman]	[photo of Sung Lee]
Andrew Suzman	Sung Lee
18 years	17 years
[End Photo Caption]	[End Photo Caption]

[Begin Photo Caption]
[photo of Jesper Lyckeus]
Jesper Lyckeus
16 years
[End Photo Caption]

[End Sidebar]

Germany produced 3.5% more gross domestic product in 2010 over the previous year. Neighboring economies are improving as well, from France’s 1.5% increase to Poland’s 3.8%. Outside the euro zone, the U.K. beat growth forecasts, and Sweden’s output was 5.5% above the year before. German, U.K. and French manufacturers have reported large increases in orders and jobs. Much of that strength is a result of success in the developing world, as European workers rush to fill increasing demand.

“China and the rest of the developing world continue to be a source of growth for European companies,” says Carl. “As the world’s economies evolve, the fund’s investments in both the ‘Euro’ and ‘Pacific’ regions highlight the interdependence in the fund. Growth and change create opportunities, and some great companies know to go where the growth is.”

[Begin Sidebar]
[photo of people walking onto a boat]

Innovative paths into new markets

Floating supermarkets

Several European companies are carving out new paths to tap the growing consumer markets in developing countries. Nestlé, a packaged food and beverage company based in Switzerland, brought its products directly to the people. It reached out to more than 800,000 remote customers by creating a supermarket on a boat, which cruises down the Amazon River through the north of Brazil. This new distribution channel is in addition to an existing door-to-door sales system, which has more than 7,500 resellers and 220 micro-distributors in poor neighborhoods, reaching 3.2 million households.

Mobile water plants

Mexico’s tap water is not drinkable, so the market for bottled water there is large and attractive. Affordability is key, and 88% of the bottled water market by volume is made up of a delivery system of returnable jugs. France-based Danone, one of the world’s largest food manufacturers, came up with a solution to the problem of how to deliver water to remote areas: mobile water plants. Danone has been offering distribution through returnable 20-liter jugs, but that business is profitable only within 150 kilometers from the water plants, which means that Danone would need 50 plants to cover the country. So instead of transporting its jugs to remote territories, Danone sends mobile plants out to rural areas. Danone now has five mobile plants, which expanded its population coverage from 50% in 2007 to 58% in 2009. It will reach about 10 million more consumers by the end of this year, with 10 additional mobile plants expanding the coverage to 68% of Mexico.
[End Sidebar]

[Begin Sidebar]
Tapping global potential

1986	1987	1988	1989	1990
MSCI ACWI	MSCI ACWI	MSCI ACWI	MSCI	MSCI
USA Index	USA Index	USA Index	USA Index	USA Index
+70%* (black)	+25%* (black)	+28% (black)	+31% (red)	–2% (red)
+18% (red)	+4% (red)	+16% (red)	+12% (black)	–23% (black)

1991	1992	1993	1994	1995
MSCI	MSCI	MSCI ACWI	MSCI ACWI	MSCI
USA Index	USA Index	USA Index	USA Index	USA Index
+31% (red)	+7% (red)	+35% (black)	+7% (black)	+38% (red)
+14% (black)	–11% (black)	+10% (red)	+2% (red)	+10% (black)

1996	1997	1998	1999	2000
MSCI	MSCI	MSCI	MSCI ACWI	MSCI
USA Index	USA Index	USA Index	USA Index	USA Index
+24% (red)	+34% (red)	+31% (red)	+31% (black)	–13% (red)
+7% (black)	+2% (black)	+14% (black)	+22% (red)	–15% (black)

2001	2002	2003	2004	2005
MSCI	MSCI ACWI	MSCI ACWI	MSCI ACWI	MSCI ACWI
USA Index	USA Index	USA Index	USA Index	USA Index
–12% (red)	–15% (black)	+41% (black)	+21% (black)	+17% (black)
–19% (black)	–23% (red)	+29% (red)	+11% (red)	+6% (red)

2006	2007	2008	2009	2010
MSCI ACWI	MSCI ACWI	MSCI	MSCI ACWI	MSCI
USA Index	USA Index	USA Index	USA Index	USA Index
+27% (black)	+17% (black)	–37% (red)	+42% (black)	+15% (red)
+15% (red)	+6% (red)	–45% (black)	+27% (red)	+12% (black)

The table above compares total returns for the unmanaged MSCI All Country World ex USA Index (shown in black), and U.S. indexes (shown in red), over the past 25 calendar years.

*Inception date of the MSCI All Country World ex USA Index is December 31, 1987; data prior to that is based on the MSCI EAFE (Europe, Australasia, Far East) Index.

A world of opportunity

With more than half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 13 of the past 25 calendar years.

Tempered volatility

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments. Over the past 20 calendar years, the least volatile equity portfolio would have been composed of approximately 70% U.S. stocks and 30% non-U.S. stocks (rebalanced monthly), and been nearly as rewarding as one invested entirely in U.S. stocks. (Volatility is measured by annualized standard deviation, based on monthly returns, or how returns have varied from the mean over time.)

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.
[End Sidebar]

Summary investment portfolio March 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Financials	20.16%
Consumer discretionary	10.83
Industrials	9.31
Consumer staples	9.10
Health care	9.01
Other industries & asset types	34.91
Short-term securities & other assets less liabilities	6.68
[end pie chart]

Country diversification (percent of net assets)
Euro zone*	25.4%
Japan	11.0
United Kingdom	9.7
Switzerland	6.7
China	5.3
India	4.2
South Korea	3.9
Canada	3.8
Denmark	3.2
Mexico	3.1
Taiwan	2.6
Hong Kong	2.3
Other countries	12.1
Short-term securities & other assets less liabilities	6.7

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 93.31%	Shares	(000)	assets

Financials - 20.16%
Prudential PLC	98,906,280	$1,120,971	.99%
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
Housing Development Finance Corp. Ltd.	65,696,730	1,032,998	.91
Offers home loans and other financial services through a network of offices in India.
Industrial and Commercial Bank of China Ltd., Class H	1,212,830,049	1,007,242	.89
A state-owned commercial bank in China and one of the world's largest banks.
Société Générale	14,785,807	960,761	.85
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Deutsche Bank AG	14,690,256	863,678	.76
Provides corporate banking, investment banking and worldwide asset management.
UBS AG (1)	45,188,347	810,783	.72
One of the world's largest financial services companies, providing wealth management, investment banking and asset management.
AXA SA	38,270,890	799,732	.71
One of the world's largest insurance and financial services companies.
Banco Bradesco SA, preferred nominative	26,107,524	533,296
Banco Bradesco SA, preferred nominative (ADR)	10,016,919	207,851	.65
One of the largest private banks in Brazil.
Agricultural Bank of China, Class H (1)	1,290,094,000	731,411	.65
One of the largest banks in China.
Barclays PLC	160,919,707	716,488	.63
One of the largest retail and commercial banking groups in the U.K.
Banco Bilbao Vizcaya Argentaria, SA	56,549,254	686,092	.61
This leading Spanish bank also provides financial services in Latin America.
Banco Santander, SA	51,404,858	596,795	.53
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Erste Bank der oesterreichischen Sparkassen AG	11,537,065	582,153	.51
A financial services leader in Central Europe.
China Life Insurance Co. Ltd., Class H	152,600,000	572,847	.51
Life insurance company based in China.
Bank of China Ltd., Class H	1,008,596,600	561,444	.49
One of China's largest commercial banks.
Other securities		11,045,780	9.75
		22,830,322	20.16

Consumer discretionary - 10.83%
Daimler AG (1)	23,750,800	1,677,933
Daimler AG (New York registered) (1)	250,000	17,697	1.50
One of the world's largest automakers and heavy truck manufacturers.
Honda Motor Co., Ltd.	29,549,250	1,110,139	.98
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Hyundai Mobis Co., Ltd.	2,041,000	609,351	.54
Auto parts supplier based in South Korea.
Other securities		8,850,792	7.81
		12,265,912	10.83

Industrials - 9.31%
Schneider Electric SA	6,285,078	1,074,210	.95
An international supplier of industrial electrical equipment and industrial automation equipment.
Siemens AG	6,210,000	851,127	.75
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Komatsu Ltd.	22,707,700	771,210	.68
Manufacturer of construction and mining machinery, including hydraulic excavators, bulldozers and wheel loaders.
Other securities		7,848,540	6.93
		10,545,087	9.31

Consumer staples - 9.10%
Nestlé SA	25,772,000	1,477,295	1.31
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV	20,605,377	1,173,772
Anheuser-Busch InBev NV, VVPR STRIPS (1)	10,093,238	71	1.04
One of the world's largest brewers.
Danone SA	15,935,168	1,040,978	.92
One of the world's largest food manufacturers and a leader in dairy products, bottled water and biscuits.
British American Tobacco PLC	23,814,999	955,865	.84
The world's second-largest tobacco company.
Pernod Ricard SA	7,315,166	683,189	.60
Produces wine, spirits and nonalcoholic beverages.
Other securities		4,973,694	4.39
		10,304,864	9.10

Health care - 9.01%
Novo Nordisk A/S, Class B	22,139,400	2,781,522	2.46
A global leader in drugs to treat diabetes.
Bayer AG	23,529,650	1,822,037	1.61
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novartis AG	32,519,725	1,763,890	1.56
One of the world's largest pharmaceutical companies.
Roche Holding AG	5,872,007	838,767	.74
A world leader in pharmaceuticals and diagnostic research.
Teva Pharmaceutical Industries Ltd. (ADR)	15,319,200	768,564	.68
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
CSL Ltd.	16,984,329	627,695	.55
Develops pharmaceuticals, including vaccines and products derived from human plasma.
Other securities		1,602,810	1.41
		10,205,285	9.01

Information technology - 8.86%
Samsung Electronics Co. Ltd.	1,742,459	1,480,443
Samsung Electronics Co. Ltd., nonvoting preferred	48,800	27,804	1.33
Korea's top electronics manufacturer and a global leader in semiconductor production.
HTC Corp.	33,900,610	1,325,751	1.17
Manufactures mobile computing and communications devices.
Canon, Inc.	20,801,700	905,292	.80
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Murata Manufacturing Co., Ltd.	11,200,200	806,554	.71
A major world supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Taiwan Semiconductor Manufacturing Co. Ltd.	276,878,136	664,737
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	70,921	.65
One of the world's largest semiconductor manufacturers.
SAP AG	8,012,908	490,575
SAP AG (ADR)	1,380,000	84,677	.51
A leading developer of software for business applications. Also provides information technology services.
Other securities		4,184,776	3.69
		10,041,530	8.86

Telecommunication services - 8.44%
América Móvil, SAB de CV, Series L (ADR)	47,475,201	2,758,309
América Móvil, SAB de CV, Series L	70,020,000	203,212	2.62
Latin America's largest cellular communications provider.
SOFTBANK CORP.	49,153,000	1,961,865	1.73
Internet and telecommunications conglomerate and distributor of digital media and software.
MTN Group Ltd.	33,224,200	670,721	.59
Major telecommunications provider serving Africa and the Middle East.
Other securities		3,961,243	3.50
		9,555,350	8.44

Materials - 7.32%
ArcelorMittal	19,553,136	707,316	.62
One of the world's largest steel producers.
Syngenta AG	1,974,315	641,626	.57
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Holcim Ltd	7,739,544	583,099	.52
One of the world's largest producers of cement, concrete products and mineral aggregates.
Other securities		6,358,582	5.61
		8,290,623	7.32

Energy - 6.52%
BP PLC	123,099,694	896,543	.79
One of the world's largest oil companies.
Canadian Natural Resources, Ltd.	14,062,600	695,370	.62
One of Canada's largest oil and natural gas producers.
Royal Dutch Shell PLC, Class B	15,035,000	545,093
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	94,699	.56
A global group of energy and oil companies.
Other securities		5,155,269	4.55
		7,386,974	6.52

Utilities - 1.92%
Other securities		2,176,289	1.92

Miscellaneous - 1.84%
Other common stocks in initial period of acquisition		2,080,487	1.84

Total common stocks (cost: $74,359,657,000)		105,682,723	93.31

			Percent
		Value	of net
Rights - 0.01%		(000)	assets

Miscellaneous - 0.01%
Other rights in initial period of acquisition		7,369	.01

Total rights (cost: $8,249,000)		7,369	.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.86%	(000)	(000)	assets

Freddie Mac 0.175%-0.351% due 4/8-12/14/2011	$1,442,917	1,442,083	1.27
U.S. Treasury Bills 0.142%-0.222% due 4/14/2011-1/12/2012	1,062,900	1,062,344	.94
Fannie Mae 0.155%-0.513% due 4/11-8/24/2011	694,463	694,208	.61
Novartis Securities Investment Ltd. 0.20% due 4/11-4/12/2011 (2)	137,100	137,091	.12
Nestlé Capital Corp. 0.18% due 6/28/2011 (2)	75,000	74,961	.07
Other securities		3,224,840	2.85

Total short-term securities (cost: $6,634,849,000)		6,635,527	5.86

Total investment securities (cost: $81,002,755,000)		112,325,619	99.18
Other assets less liabilities		936,597	.82

Net assets		$113,262,216	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $342,376,000, which represented .30% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended March 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/2011 (000)
UCB SA	10,749,931	1,168,671	-	11,918,602	$12,949	$452,596
Capita Group PLC	31,129,005	-	-	31,129,005	8,508	371,033
Techtronic Industries Co. Ltd.	86,710,000	-	-	86,710,000	918	120,391
Air France (1) (3)	12,008,000	3,002,900	6,850,180	8,160,720	-	-
Hirose Electric Co., Ltd. (3)	2,402,500	-	823,800	1,578,700	3,395	-
HOYA CORP. (3)	23,734,700	130,000	13,004,700	10,860,000	11,511	-
Nikon Corp. (3)	8,220,000	12,359,200	1,255,000	19,324,200	3,710	-
Prudential PLC (3)	119,635,824	13,166,456	33,896,000	98,906,280	65,750	-
					$106,741	$944,020

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,506,640,000, which represented 1.33% of the net assets of the fund.

(3) Unaffiliated issuer at 3/31/2011.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $80,002,163)	$111,381,599
Affiliated issuers (cost: $1,000,592)	944,020	$112,325,619
Cash denominated in currencies other than U.S. dollars (cost: $47,331)		47,335
Cash		3,266
Receivables for:
Sales of investments	560,531
Sales of fund's shares	624,756
Dividends and interest	282,416	1,467,703
		113,843,923
Liabilities:
Unrealized depreciation on open forward currency contracts		371
Payables for:
Purchases of investments	217,095
Repurchases of fund's shares	254,754
Closed forward currency contracts	17,643
Investment advisory services	39,584
Services provided by related parties	33,097
Trustees' deferred compensation	3,024
Non-U.S. taxes	14,070
Other	2,069	581,336
Net assets at March 31, 2011		$113,262,216

Net assets consist of:
Capital paid in on shares of beneficial interest		$94,419,557
Distributions in excess of net investment income		(281,090)
Accumulated net realized loss		(12,187,210)
Net unrealized appreciation		31,310,959
Net assets at March 31, 2011		$113,262,216

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (2,659,291 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$39,416,769	920,728	$42.81
Class B	741,541	17,493	42.39
Class C	2,850,568	68,258	41.76
Class F-1	8,868,284	208,220	42.59
Class F-2	6,216,242	145,248	42.80
Class 529-A	982,515	23,146	42.45
Class 529-B	78,701	1,884	41.77
Class 529-C	356,516	8,571	41.60
Class 529-E	54,635	1,298	42.11
Class 529-F-1	70,951	1,672	42.45
Class R-1	330,420	7,993	41.34
Class R-2	1,352,663	32,518	41.60
Class R-3	7,809,893	185,895	42.01
Class R-4	13,774,929	327,260	42.09
Class R-5	16,571,762	387,348	42.78
Class R-6	13,785,827	321,759	42.85

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $244,311;
also includes $106,741 from affiliates)	$2,217,915
Interest	28,235	$2,246,150

Fees and expenses*:
Investment advisory services	434,019
Distribution services	230,656
Transfer agent services	48,238
Administrative services	83,163
Reports to shareholders	3,131
Registration statement and prospectus	2,956
Trustees' compensation	919
Auditing and legal	303
Custodian	22,007
State and local taxes	1,287
Other	2,645	829,324
Net investment income		1,416,826

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $152,166 net loss from affiliates)	1,747,548
Forward currency contracts	(59,580)
Currency transactions	(28,502)	1,659,466
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $14,070)	9,226,186
Forward currency contracts	(7,231)
Currency translations	(1,279)	9,217,676
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		10,877,142
Net increase in net assets resulting
from operations		$12,293,968

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended March 31
	2011	2010
Operations:
Net investment income	$1,416,826	$1,275,326
Net realized gain (loss) on investments, forward currency contracts and currency transactions	1,659,466	(1,253,069)
Net unrealized appreciation on investments, forward currency contracts and currency translations	9,217,676	33,645,974
Net increase in net assets resulting from operations	12,293,968	33,668,231

Dividends paid to shareholders from net investment income	(1,525,621)	(1,624,677)

Net capital share transactions	14,474	6,951,394

Total increase in net assets	10,782,821	38,994,948

Net assets:
Beginning of year	102,479,395	63,484,447
End of year (including distributions in excess of
net investment income: $(281,090) and $(119,556), respectively)	$113,262,216	$102,479,395

See Notes to Financial Statements

Notes to financial statements

1.	Organization

EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. In 2009, shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2011 or 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$22,487,946	$342,376	$-	$22,830,322
Consumer discretionary	12,265,912	-	-	12,265,912
Industrials	10,545,087	-	-	10,545,087
Consumer staples	10,304,864	-	-	10,304,864
Health care	10,205,285	-	-	10,205,285
Information technology	10,041,530	-	-	10,041,530
Telecommunication services	9,555,350	-	-	9,555,350
Materials	8,290,623	-	-	8,290,623
Energy	7,386,974	-	-	7,386,974
Utilities	2,176,289	-	-	2,176,289
Miscellaneous	2,080,487	-	-	2,080,487
Rights	7,369	-	-	7,369
Short-term securities	-	6,635,527	-	6,635,527
Total	$105,347,716	$6,977,903	$-	$112,325,619

Forward currency contracts (*):	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	$-	$(371)	$-	$(371)

(*) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions - The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks - Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. - Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S, may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries - Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Management - The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended March 31, 2011, the fund reclassified $52,398,000 from distributions in excess of net investment income to accumulated net realized loss and $341,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$410,893
Post-October currency loss deferrals (realized during the period November 1, 2010, through March 31, 2011)*		(35,874)
Capital loss carryforwards†:
Expiring 2017	$(3,126,924)
Expiring 2018	(8,747,831)	(11,874,755)
Gross unrealized appreciation on investment securities		31,913,399
Gross unrealized depreciation on investment securities		(1,556,445)
Net unrealized appreciation on investment securities		30,356,954
Cost of investment securities		81,968,665

*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $1,282,353,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended March 31
Share class	2011	2010
Class A	$538,555	$649,914
Class B	4,373	9,137
Class C	18,719	29,001
Class F-1	120,161	136,586
Class F-2	88,151	65,004
Class 529-A	12,697	12,741
Class 529-B	416	872
Class 529-C	2,291	2,992
Class 529-E	580	616
Class 529-F-1	1,031	940
Class R-1	2,414	2,833
Class R-2	9,285	13,228
Class R-3	84,818	99,779
Class R-4	177,635	174,016
Class R-5	267,158	329,541
Class R-6*	197,337	97,477
Total	$1,525,621	$1,624,677

*Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.397% on such assets in excess of $115 billion. For the year ended March 31, 2011, the investment advisory services fee was $434,019,000, which was equivalent to an annualized rate of 0.423% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended March 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$91,625	$47,378	Not applicable	Not applicable	Not applicable
Class B	7,843	860	Not applicable	Not applicable	Not applicable
Class C	27,451	Included in administrative services	$3,776	$554	Not applicable
Class F-1	20,803		11,969	920	Not applicable
Class F-2	Not applicable		6,469	176	Not applicable
Class 529-A	1,755		794	120	$861
Class 529-B	808		75	27	81
Class 529-C	3,163		293	85	318
Class 529-E	238		44	7	48
Class 529-F-1	-		56	8	61
Class R-1	2,902		413	66	Not applicable
Class R-2	9,465		1,880	3,264	Not applicable
Class R-3	35,189		10,470	2,476	Not applicable
Class R-4	29,414		17,522	174	Not applicable
Class R-5	Not applicable		14,940	80	Not applicable
Class R-6	Not applicable		5,101	35	Not applicable
Total	$230,656	$48,238	$73,802	$7,992	$1,369

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $919,000, shown on the accompanying financial statements, includes $419,000 in current fees (either paid in cash or deferred) and a net increase of $500,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended March 31, 2011
Class A	$4,005,760	101,815	$515,723	12,591	$(9,353,275)	(240,458)	$(4,831,792)	(126,052)
Class B	18,399	474	4,257	105	(277,341)	(7,251)	(254,685)	(6,672)
Class C	282,731	7,409	17,831	445	(623,657)	(16,547)	(323,095)	(8,693)
Class F-1	2,440,819	63,452	109,283	2,682	(3,157,395)	(81,743)	(607,293)	(15,609)
Class F-2	2,585,449	65,531	58,528	1,430	(1,018,855)	(26,020)	1,625,122	40,941
Class 529-A	141,835	3,629	12,693	312	(90,645)	(2,347)	63,883	1,594
Class 529-B	2,040	53	415	10	(22,876)	(603)	(20,421)	(540)
Class 529-C	50,481	1,318	2,290	58	(42,195)	(1,123)	10,576	253
Class 529-E	7,843	202	580	14	(5,079)	(132)	3,344	84
Class 529-F-1	15,949	405	1,031	26	(9,107)	(232)	7,873	199
Class R-1	89,610	2,384	2,399	60	(71,226)	(1,922)	20,783	522
Class R-2	349,781	9,185	9,275	233	(437,886)	(11,578)	(78,830)	(2,160)
Class R-3	2,006,663	52,221	84,751	2,106	(2,144,430)	(56,436)	(53,016)	(2,109)
Class R-4	4,113,590	106,364	177,506	4,407	(3,002,724)	(78,378)	1,288,372	32,393
Class R-5	3,883,229	99,542	266,087	6,504	(5,872,150)	(151,830)	(1,722,834)	(45,784)
Class R-6	6,296,062	160,431	196,630	4,801	(1,606,205)	(40,991)	4,886,487	124,241
Total net increase
(decrease)	$26,290,241	674,415	$1,459,279	35,784	$(27,735,046)	(717,591)	$14,474	(7,392)

Year ended March 31, 2010
Class A	$5,235,816	148,668	$616,303	16,041	$(7,450,534)	(211,572)	$(1,598,415)	(46,863)
Class B	44,155	1,285	8,826	232	(252,522)	(7,319)	(199,541)	(5,802)
Class C	475,194	13,632	27,520	733	(474,519)	(13,843)	28,195	522
Class F-1	3,369,389	95,683	119,327	3,121	(2,535,792)	(73,594)	952,924	25,210
Class F-2	3,000,616	86,582	43,156	1,125	(520,364)	(14,665)	2,523,408	73,042
Class 529-A	129,897	3,663	12,740	334	(66,591)	(1,891)	76,046	2,106
Class 529-B	3,672	107	872	23	(7,787)	(223)	(3,243)	(93)
Class 529-C	54,225	1,567	2,990	80	(32,334)	(936)	24,881	711
Class 529-E	7,835	225	616	16	(4,271)	(125)	4,180	116
Class 529-F-1	13,748	386	939	25	(8,176)	(232)	6,511	179
Class R-1	107,453	3,109	2,809	75	(48,624)	(1,420)	61,638	1,764
Class R-2	434,030	12,639	13,224	353	(328,857)	(9,505)	118,397	3,487
Class R-3	2,395,619	68,862	99,730	2,641	(1,641,141)	(46,786)	854,208	24,717
Class R-4	4,587,664	133,758	173,854	4,600	(4,444,695)	(130,781)	316,823	7,577
Class R-5	5,457,232	154,407	327,906	8,548	(8,657,627)	(255,131)	(2,872,489)	(92,176)
Class R-6(†)	9,048,953	263,880	97,026	2,525	(2,488,108)	(68,887)	6,657,871	197,518
Total net increase
(decrease)	$34,365,498	988,453	$1,547,838	40,472	$(28,961,942)	(836,910)	$6,951,394	192,015

(*) Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $28,985,557,000 and $30,661,780,000, respectively, during the year ended March 31, 2011.

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of March 31, 2011, the fund had an open forward currency contract to sell currency, as shown on the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

					(amounts in thousands)
			Contract amount		Unrealized depreciation at 3/31/2011
	Settlement date	Counterparty	Receive	Deliver

Sales:
Euros	4/28/2011	Bank of New York Mellon	$95,590	€67,746	$(371)

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)
Class A:
Year ended 3/31/2011	$38.62	$.54	$4.22	$4.76	$(.57)	$-	$(.57)	$42.81	12.39%	$39,417	.82%		.82%		1.39%
Year ended 3/31/2010	25.78	.51	12.95	13.46	(.62)	-	(.62)	38.62	52.23	40,426	.85		.85		1.45
Year ended 3/31/2009	46.83	.88	(19.76)	(18.88)	(.78)	(1.39)	(2.17)	25.78	(40.54)	28,192	.83		.80		2.40
Year ended 3/31/2008	47.92	.95	2.60	3.55	(1.01)	(3.63)	(4.64)	46.83	6.40	57,445	.79		.74		1.87
Year ended 3/31/2007	44.20	.71	6.49	7.20	(.77)	(2.71)	(3.48)	47.92	16.63	57,407	.79		.75		1.54
Class B:
Year ended 3/31/2011	38.21	.26	4.15	4.41	(.23)	-	(.23)	42.39	11.57	741	1.57		1.57		.69
Year ended 3/31/2010	25.52	.26	12.79	13.05	(.36)	-	(.36)	38.21	51.12	923	1.59		1.59		.77
Year ended 3/31/2009	46.14	.62	(19.44)	(18.82)	(.41)	(1.39)	(1.80)	25.52	(40.98)	765	1.57		1.54		1.70
Year ended 3/31/2008	47.31	.56	2.54	3.10	(.64)	(3.63)	(4.27)	46.14	5.60	1,775	1.52		1.48		1.12
Year ended 3/31/2007	43.71	.35	6.42	6.77	(.46)	(2.71)	(3.17)	47.31	15.78	1,709	1.54		1.50		.78
Class C:
Year ended 3/31/2011	37.70	.23	4.10	4.33	(.27)	-	(.27)	41.76	11.51	2,851	1.61		1.61		.60
Year ended 3/31/2010	25.21	.22	12.65	12.87	(.38)	-	(.38)	37.70	51.06	2,901	1.63		1.63		.66
Year ended 3/31/2009	45.64	.58	(19.20)	(18.62)	(.42)	(1.39)	(1.81)	25.21	(41.00)	1,927	1.62		1.58		1.63
Year ended 3/31/2008	46.85	.53	2.53	3.06	(.64)	(3.63)	(4.27)	45.64	5.57	4,093	1.57		1.53		1.06
Year ended 3/31/2007	43.35	.31	6.35	6.66	(.45)	(2.71)	(3.16)	46.85	15.65	3,640	1.62		1.58		.69
Class F-1:
Year ended 3/31/2011	38.43	.52	4.20	4.72	(.56)	-	(.56)	42.59	12.36	8,868	.85		.85		1.35
Year ended 3/31/2010	25.66	.49	12.91	13.40	(.63)	-	(.63)	38.43	52.24	8,601	.86		.86		1.39
Year ended 3/31/2009	46.62	.87	(19.68)	(18.81)	(.76)	(1.39)	(2.15)	25.66	(40.55)	5,097	.84		.81		2.38
Year ended 3/31/2008	47.73	.92	2.60	3.52	(1.00)	(3.63)	(4.63)	46.62	6.38	10,328	.81		.77		1.81
Year ended 3/31/2007	44.05	.69	6.47	7.16	(.77)	(2.71)	(3.48)	47.73	16.59	8,639	.82		.78		1.50
Class F-2:
Year ended 3/31/2011	38.62	.61	4.25	4.86	(.68)	-	(.68)	42.80	12.65	6,216	.59		.59		1.54
Year ended 3/31/2010	25.78	.47	13.10	13.57	(.73)	-	(.73)	38.62	52.65	4,028	.60		.60		1.31
Period from 8/1/2008 to 3/31/2009	43.75	.29	(16.05)	(15.76)	(.82)	(1.39)	(2.21)	25.78	(36.26)	806	.63	(5)	.61	(5)	1.59	(5)
Class 529-A:
Year ended 3/31/2011	38.31	.51	4.20	4.71	(.57)	-	(.57)	42.45	12.36	982	.87		.87		1.31
Year ended 3/31/2010	25.59	.48	12.86	13.34	(.62)	-	(.62)	38.31	52.14	826	.89		.89		1.37
Year ended 3/31/2009	46.53	.82	(19.59)	(18.77)	(.78)	(1.39)	(2.17)	25.59	(40.54)	497	.87		.83		2.30
Year ended 3/31/2008	47.66	.90	2.60	3.50	(1.00)	(3.63)	(4.63)	46.53	6.34	789	.83		.79		1.78
Year ended 3/31/2007	44.00	.67	6.48	7.15	(.78)	(2.71)	(3.49)	47.66	16.59	601	.83		.79		1.45
Class 529-B:
Year ended 3/31/2011	37.68	.21	4.09	4.30	(.21)	-	(.21)	41.77	11.43	79	1.68		1.68		.56
Year ended 3/31/2010	25.20	.20	12.63	12.83	(.35)	-	(.35)	37.68	50.94	91	1.71		1.71		.59
Year ended 3/31/2009	45.71	.53	(19.20)	(18.67)	(.45)	(1.39)	(1.84)	25.20	(41.03)	63	1.69		1.65		1.49
Year ended 3/31/2008	46.93	.48	2.53	3.01	(.60)	(3.63)	(4.23)	45.71	5.47	107	1.66		1.61		.97
Year ended 3/31/2007	43.42	.28	6.37	6.65	(.43)	(2.71)	(3.14)	46.93	15.60	90	1.67		1.63		.63
Class 529-C:
Year ended 3/31/2011	37.58	.20	4.09	4.29	(.27)	-	(.27)	41.60	11.46	356	1.67		1.67		.52
Year ended 3/31/2010	25.14	.20	12.62	12.82	(.38)	-	(.38)	37.58	50.98	313	1.70		1.70		.57
Year ended 3/31/2009	45.63	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.14	(41.05)	191	1.68		1.65		1.49
Year ended 3/31/2008	46.87	.48	2.53	3.01	(.62)	(3.63)	(4.25)	45.63	5.47	317	1.65		1.61		.96
Year ended 3/31/2007	43.38	.28	6.37	6.65	(.45)	(2.71)	(3.16)	46.87	15.62	248	1.67		1.63		.62
Class 529-E:
Year ended 3/31/2011	38.02	.39	4.16	4.55	(.46)	-	(.46)	42.11	12.03	55	1.16		1.16		1.02
Year ended 3/31/2010	25.41	.37	12.77	13.14	(.53)	-	(.53)	38.02	51.73	46	1.19		1.19		1.08
Year ended 3/31/2009	46.17	.71	(19.42)	(18.71)	(.66)	(1.39)	(2.05)	25.41	(40.73)	28	1.17		1.14		2.00
Year ended 3/31/2008	47.34	.74	2.57	3.31	(.85)	(3.63)	(4.48)	46.17	6.00	45	1.14		1.10		1.47
Year ended 3/31/2007	43.75	.52	6.43	6.95	(.65)	(2.71)	(3.36)	47.34	16.21	36	1.15		1.11		1.14

Class 529-F-1:
Year ended 3/31/2011	$38.30	$.58	$4.22	$4.80	$(.65)	$-	$(.65)	$42.45	12.58%	$71	.66%		.66%		1.50%
Year ended 3/31/2010	25.57	.55	12.86	13.41	(.68)	-	(.68)	38.30	52.47	56	.69		.69		1.58
Year ended 3/31/2009	46.54	.88	(19.60)	(18.72)	(.86)	(1.39)	(2.25)	25.57	(40.44)	33	.67		.64		2.48
Year ended 3/31/2008	47.65	.99	2.62	3.61	(1.09)	(3.63)	(4.72)	46.54	6.55	51	.64		.60		1.96
Year ended 3/31/2007	43.98	.74	6.49	7.23	(.85)	(2.71)	(3.56)	47.65	16.79	39	.65		.61		1.61
Class R-1:
Year ended 3/31/2011	37.36	.21	4.08	4.29	(.31)	-	(.31)	41.34	11.52	330	1.62		1.62		.57
Year ended 3/31/2010	25.01	.20	12.57	12.77	(.42)	-	(.42)	37.36	51.08	279	1.64		1.64		.59
Year ended 3/31/2009	45.45	.54	(19.09)	(18.55)	(.50)	(1.39)	(1.89)	25.01	(41.01)	143	1.61		1.57		1.55
Year ended 3/31/2008	46.71	.49	2.54	3.03	(.66)	(3.63)	(4.29)	45.45	5.52	190	1.61		1.57		.99
Year ended 3/31/2007	43.29	.28	6.38	6.66	(.53)	(2.71)	(3.24)	46.71	15.68	136	1.62		1.58		.61
Class R-2:
Year ended 3/31/2011	37.56	.23	4.09	4.32	(.28)	-	(.28)	41.60	11.54	1,353	1.61		1.61		.60
Year ended 3/31/2010	25.13	.20	12.62	12.82	(.39)	-	(.39)	37.56	51.02	1,303	1.66		1.66		.60
Year ended 3/31/2009	45.62	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.13	(41.05)	784	1.68		1.64		1.51
Year ended 3/31/2008	46.84	.50	2.54	3.04	(.63)	(3.63)	(4.26)	45.62	5.51	1,296	1.61		1.57		1.01
Year ended 3/31/2007	43.36	.30	6.35	6.65	(.46)	(2.71)	(3.17)	46.84	15.66	1,093	1.67		1.59		.66
Class R-3:
Year ended 3/31/2011	37.93	.41	4.13	4.54	(.46)	-	(.46)	42.01	12.03	7,810	1.13		1.13		1.06
Year ended 3/31/2010	25.35	.38	12.75	13.13	(.55)	-	(.55)	37.93	51.80	7,131	1.15		1.15		1.10
Year ended 3/31/2009	46.04	.77	(19.41)	(18.64)	(.66)	(1.39)	(2.05)	25.35	(40.70)	4,139	1.11		1.08		2.14
Year ended 3/31/2008	47.20	.78	2.54	3.32	(.85)	(3.63)	(4.48)	46.04	6.05	7,639	1.11		1.07		1.55
Year ended 3/31/2007	43.64	.52	6.41	6.93	(.66)	(2.71)	(3.37)	47.20	16.20	6,918	1.15		1.10		1.14
Class R-4:
Year ended 3/31/2011	38.00	.51	4.16	4.67	(.58)	-	(.58)	42.09	12.35	13,775	.85		.85		1.32
Year ended 3/31/2010	25.37	.50	12.76	13.26	(.63)	-	(.63)	38.00	52.21	11,204	.86		.86		1.43
Year ended 3/31/2009	46.17	.81	(19.43)	(18.62)	(.79)	(1.39)	(2.18)	25.37	(40.53)	7,290	.85		.82		2.29
Year ended 3/31/2008	47.31	.88	2.60	3.48	(.99)	(3.63)	(4.62)	46.17	6.32	10,970	.85		.81		1.75
Year ended 3/31/2007	43.69	.64	6.45	7.09	(.76)	(2.71)	(3.47)	47.31	16.61	8,627	.87		.82		1.41
Class R-5:
Year ended 3/31/2011	38.59	.65	4.22	4.87	(.68)	-	(.68)	42.78	12.70	16,572	.55		.55		1.65
Year ended 3/31/2010	25.75	.63	12.93	13.56	(.72)	-	(.72)	38.59	52.70	16,716	.56		.56		1.80
Year ended 3/31/2009	46.86	.93	(19.74)	(18.81)	(.91)	(1.39)	(2.30)	25.75	(40.37)	13,529	.54		.51		2.60
Year ended 3/31/2008	47.94	1.05	2.63	3.68	(1.13)	(3.63)	(4.76)	46.86	6.64	19,731	.55		.50		2.05
Year ended 3/31/2007	44.22	.78	6.53	7.31	(.88)	(2.71)	(3.59)	47.94	16.91	14,993	.57		.52		1.70
Class R-6:
Year ended 3/31/2011	38.65	.63	4.28	4.91	(.71)	-	(.71)	42.85	12.78	13,786	.50		.50		1.61
Period from 5/1/2009 to 3/31/2010	28.64	.42	10.30	10.72	(.71)	-	(.71)	38.65	37.43	7,635	.52	(5)	.52	(5)	1.26	(5)

	Year ended March 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	31%	26%	41%	38%	27%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of EuroPacific Growth Fund (the “Fund”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 5, 2011

Expense example
   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2010, through March 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2010	Ending account value 3/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,093.62	$4.28	.82%
Class A -- assumed 5% return	1,000.00	1,020.84	4.13	.82
Class B -- actual return	1,000.00	1,089.51	8.13	1.56
Class B -- assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class C -- actual return	1,000.00	1,089.06	8.39	1.61
Class C -- assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class F-1 -- actual return	1,000.00	1,093.41	4.44	.85
Class F-1 -- assumed 5% return	1,000.00	1,020.69	4.28	.85
Class F-2 -- actual return	1,000.00	1,094.82	3.08	.59
Class F-2 -- assumed 5% return	1,000.00	1,021.99	2.97	.59
Class 529-A -- actual return	1,000.00	1,093.30	4.49	.86
Class 529-A -- assumed 5% return	1,000.00	1,020.64	4.33	.86
Class 529-B -- actual return	1,000.00	1,088.90	8.70	1.67
Class 529-B -- assumed 5% return	1,000.00	1,016.60	8.40	1.67
Class 529-C -- actual return	1,000.00	1,089.09	8.65	1.66
Class 529-C -- assumed 5% return	1,000.00	1,016.65	8.35	1.66
Class 529-E -- actual return	1,000.00	1,091.83	6.05	1.16
Class 529-E -- assumed 5% return	1,000.00	1,019.15	5.84	1.16
Class 529-F-1 -- actual return	1,000.00	1,094.32	3.45	.66
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.64	3.33	.66
Class R-1 -- actual return	1,000.00	1,089.23	8.39	1.61
Class R-1 -- assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class R-2 -- actual return	1,000.00	1,089.30	8.28	1.59
Class R-2 -- assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-3 -- actual return	1,000.00	1,091.84	5.89	1.13
Class R-3 -- assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-4 -- actual return	1,000.00	1,093.29	4.44	.85
Class R-4 -- assumed 5% return	1,000.00	1,020.69	4.28	.85
Class R-5 -- actual return	1,000.00	1,095.00	2.87	.55
Class R-5 -- assumed 5% return	1,000.00	1,022.19	2.77	.55
Class R-6 -- actual return	1,000.00	1,095.46	2.61	.50
Class R-6 -- assumed 5% return	1,000.00	1,022.44	2.52	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2011:

Foreign taxes	$0.09 per share
Foreign source income	$0.93 per share
Qualified dividend income	100%
Corporate dividends received deduction	$1,692,000
U.S. government income that may be exempt from state taxation	$2,057,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	6.57%	3.67%	7.39%
Not reflecting CDSC	11.57	4.00	7.39

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	10.51	3.94	7.15
Not reflecting CDSC	11.51	3.94	7.15

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	12.36	4.75	8.00

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	12.65	—	3.51

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	5.89	3.50	8.98
Not reflecting maximum sales charge	12.36	4.73	9.69

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	6.43	3.54	9.10
Not reflecting CDSC	11.43	3.87	9.10

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	10.46	3.88	8.77
Not reflecting CDSC	11.46	3.88	8.77

Class 529-E shares3,4 — first sold 3/7/02	12.03	4.41	8.78

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	12.58	4.93	12.29

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 64	1991	Senior Business Advisor, Harvard Medical School;
		former Partner, ANZI, Ltd. (transactional work
		specializing in joint ventures and strategic alliances)

Vanessa C.L. Chang, 58	2005	Director, EL & EL Investments (real estate)

Jaime Chico Pardo, 61	2011	Chairman of the Board and CEO, ENESA (private
		fund primarily operating and investing in the energy
		and health care sectors); Co-Chairman, IDEAL (public
		company investing and operating infrastructure
		assets); former Vice Chairman of the Board and CEO,
		TELMEX (telecommunications)

Nicholas Donatiello, Jr., 50	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 74	1984	Managing General Partner, Fox Investments LP;
		corporate director

Koichi Itoh, 70	1994	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and Non-Executive)

William H. Kling, 69	1987	President and CEO, American Public Media Group

John G. McDonald, 74	1984	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 55	1992	Chairman of the Board, Irwin Management Company;
		former Chairman of the Board and CEO, Irwin
		Financial Corporation

Alessandro Ovi, 67	2002	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Elisabeth Allison, 64	3	Helicos BioSciences Corporation

Vanessa C.L. Chang, 58	3	Edison International

Jaime Chico Pardo, 61	3	AT&T; Honeywell International; IDEAL

Nicholas Donatiello, Jr., 50	3	Dolby Laboratories, Inc.

Robert A. Fox, 74	9	None

Koichi Itoh, 70	6	None
Chairman of the Board
(Independent and Non-Executive)

William H. Kling, 69	10	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 55	3	Cummins, Inc.

Alessandro Ovi, 67	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

Rozanne L. Ridgway retired from the board in December 2010. The trustees thank Ms. Ridgway for her dedication and service to the fund.

“Interested” trustees5

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 69	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Carl M. Kawaja, 46	2003	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.;6
		Director, Capital International, Inc.;6 Chairman of the
		Board, Capital International Asset Management, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Gina H. Despres, 69	3	None
Vice Chairman of the Board

Carl M. Kawaja, 46	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers7

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Stephen E. Bepler, 68	1984	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research Company6

Mark E. Denning, 53	1994	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company

Sung Lee, 44	2003	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director, The
		Capital Group Companies, Inc.6

Robert W. Lovelace, 48	1996	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company

Michael J. Thawley, 61	2008	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;6 former Australian
		Ambassador to the United States

Michael J. Downer, 56	2004	Director, Senior Vice President, Secretary and
Vice President		Coordinator of Legal and Compliance — Capital
		Research and Management Company; Director,
		American Funds Distributors, Inc.;6 Chairman of the
		Board, Capital Bank and Trust Company6

Nicholas J. Grace, 45	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Jesper Lyckeus, 43	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Didier Rheme, 40	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Joerg Sponer, 39	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Vincent P. Corti, 54	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 39	2010	Senior Manager — Fund Accounting, Capital
Treasurer		Research and Management Company

Tanya Schneider, 38	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Jennifer M. Buchheim, 37	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 59	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2011, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 27 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
>EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-916-0511P

Litho in USA BG/Q/8055-S26193

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$111,000
2011	$100,000

b) Audit-Related Fees:
2010	$29,000
2011	$23,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$26,000
2011	$13,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,010,000
2011	$975,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$6,000
2011	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,502,000 for fiscal year 2010 and $1,506,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®
Investment portfolio

March 31, 2011

Common stocks — 93.31%	Shares	Value (000)

FINANCIALS — 20.16%
Prudential PLC	98,906,280	$1,120,971
Housing Development Finance Corp. Ltd.	65,696,730	1,032,998
Industrial and Commercial Bank of China Ltd., Class H	1,212,830,049	1,007,242
Société Générale	14,785,807	960,761
Deutsche Bank AG	14,690,256	863,678
UBS AG1	45,188,347	810,783
AXA SA	38,270,890	799,732
Banco Bradesco SA, preferred nominative	26,107,524	533,296
Banco Bradesco SA, preferred nominative (ADR)	10,016,919	207,851
Agricultural Bank of China, Class H1	1,290,094,000	731,411
Barclays PLC	160,919,707	716,488
Banco Bilbao Vizcaya Argentaria, SA	56,549,254	686,092
Banco Santander, SA	51,404,858	596,795
Erste Bank der oesterreichischen Sparkassen AG	11,537,065	582,153
China Life Insurance Co. Ltd., Class H	152,600,000	572,847
Bank of China Ltd., Class H	1,008,596,600	561,444
HDFC Bank Ltd.	10,080,000	530,243
Credit Suisse Group AG	12,430,871	528,227
BNP Paribas SA	6,880,451	503,248
AIA Group Ltd.1	162,201,800	499,416
Itaú Unibanco Holding SA, preferred nominative (ADR)	11,638,203	279,899
Itaú Unibanco Holding SA, preferred nominative	7,700,730	183,480
ICICI Bank Ltd.	17,783,467	445,115
Sun Hung Kai Properties Ltd.	27,799,000	440,292
Ping An Insurance (Group) Co. of China, Ltd., Class H	43,019,000	436,077
ING Groep NV, depository receipts1	33,612,124	425,429
Fairfax Financial Holdings Ltd.	711,291	268,733
Fairfax Financial Holdings Ltd. (CAD denominated)	400,000	151,212
Bank of Nova Scotia	6,420,000	393,941
Toronto-Dominion Bank	4,300,000	380,547
DnB NOR ASA	23,751,767	364,421
PT Bank Central Asia Tbk	450,000,000	359,173
Hana Financial Holdings	8,172,600	353,516
Sberbank of Russia (GDR)2	825,935	342,376
DLF Ltd.	42,160,714	253,891
Sampo Oyj, Class A	7,528,722	240,175
Lloyds Banking Group PLC1	245,234,895	228,529
Woori Finance Holdings Co., Ltd.	16,584,000	219,971
Ayala Land, Inc.	601,283,600	214,744
Resona Holdings, Inc.	42,687,900	203,227
State Bank of India	3,230,000	200,290
HSBC Holdings PLC (Hong Kong)	17,848,493	187,582
Türkiye Garanti Bankasi AS	38,700,000	180,962
Skandinaviska Enskilda Banken AB, Class A	19,500,000	173,933
China Taiping Insurance Holdings Co. Ltd.1	58,820,000	173,544
UniCredit SpA	68,427,598	169,126
China Construction Bank Corp., Class H	172,270,000	161,450
Royal Bank of Canada	2,565,000	158,715
Sino Land Co. Ltd.	80,724,000	143,421
Standard Chartered PLC	4,741,426	122,992
Kotak Mahindra Bank Ltd.	11,394,396	116,985
China Pacific Insurance (Group) Co., Ltd., Class H	26,750,000	112,453
Topdanmark A/S1	673,550	111,891
PartnerRe Holdings Ltd.	1,395,000	110,540
Daito Trust Construction Co., Ltd.	1,315,000	90,586
Allianz SE	626,500	87,926
Hongkong Land Holdings Ltd.	11,110,000	77,770
Shinhan Financial Group Co., Ltd.	1,541,000	70,030
Royal Bank of Scotland Group PLC1	90,730,000	59,370
QBE Insurance Group Ltd.	2,785,000	50,901
Svenska Handelsbanken AB, Class A	1,500,000	49,193
Banco Santander (Brasil) SA, units (ADR)	2,476,500	30,362
Banco Santander (Brasil) SA, units	1,338,600	16,234
Raiffeisen Bank International AG	830,000	46,063
Deutsche Börse AG	493,000	37,414
Samsung Card Co., Ltd.	465,000	23,527
Kerry Properties Ltd.	4,420,730	22,108
Australia and New Zealand Banking Group Ltd.	590,000	14,530
		22,830,322

CONSUMER DISCRETIONARY — 10.83%
Daimler AG1	23,750,800	1,677,933
Daimler AG (New York registered)1	250,000	17,697
Honda Motor Co., Ltd.	29,549,250	1,110,139
Hyundai Mobis Co., Ltd.	2,041,000	609,351
Hyundai Motor Co.	2,934,390	543,034
Kia Motors Corp.	7,387,160	464,665
Nikon Corp.	19,324,200	398,425
Li & Fung Ltd.	77,679,000	397,954
H & M Hennes & Mauritz AB, Class B	11,353,000	377,000
Naspers Ltd., Class N	6,925,000	372,609
Toyota Motor Corp.	9,083,300	365,822
adidas AG, non-registered shares	5,658,000	356,463
Bayerische Motoren Werke AG	4,280,000	356,355
British Sky Broadcasting Group PLC	26,270,000	347,674
Volkswagen AG, nonvoting preferred	2,134,000	346,132
OPAP SA	15,901,490	340,513
Industria de Diseño Textil, SA	3,787,000	303,876
Cie. Générale des Établissements Michelin, Class B	3,506,615	296,187
Hero Honda Motors Ltd.	8,238,863	293,649
Nissan Motor Co., Ltd.	30,834,800	273,576
Peugeot SA1	6,886,900	272,112
Swatch Group Ltd, non-registered shares	477,800	211,252
Swatch Group Ltd	478,484	38,029
Yamada Denki Co., Ltd.	3,442,150	232,153
Sony Corp.	6,855,000	219,545
LVMH Moët Hennessey-Louis Vuitton SA	980,000	155,135
Renault SA1	2,793,065	154,415
Carnival PLC	3,900,000	153,406
PT Astra International Tbk	22,743,500	148,881
Burberry Group PLC	7,775,000	146,429
LG Electronics Inc.	1,520,000	145,494
WPP PLC	9,972,000	122,938
Techtronic Industries Co. Ltd.3	86,710,000	120,391
JCDecaux SA1	3,528,700	118,421
Dongfeng Motor Group Co., Ltd., Class H	69,348,000	118,038
Thomson Reuters Corp.	3,000,000	117,741
Fiat SpA	11,877,450	107,561
Suzuki Motor Corp.	3,946,333	88,197
Mediaset SpA	12,444,198	79,079
Marks and Spencer Group PLC	13,900,000	75,079
Porsche Automobil Holding SE, nonvoting preferred	850,000	55,665
Belle International Holdings Ltd.	26,700,000	48,948
Kingfisher PLC	9,259,650	36,527
Carphone Warehouse Group PLC1	6,115,000	35,707
Dixons Retail PLC1	43,448,571	8,761
Esprit Holdings Ltd.	1,515,122	6,954
		12,265,912

INDUSTRIALS — 9.31%
Schneider Electric SA	6,285,078	1,074,210
Siemens AG	6,210,000	851,127
Komatsu Ltd.	22,707,700	771,210
Atlas Copco AB, Class A	13,569,000	360,728
Atlas Copco AB, Class B	10,330,000	249,744
A.P. Moller-Maersk A/S, Class B	54,500	512,660
Ryanair Holdings PLC (ADR)	17,233,200	479,083
FANUC LTD	2,471,900	374,143
Capita Group PLC3	31,129,005	371,033
Adani Enterprises Ltd.	22,740,023	339,889
AB Volvo, Class B1	18,000,000	316,545
Wolseley PLC1	8,353,978	281,297
Legrand SA	6,482,000	269,664
Geberit AG	1,220,500	265,759
Vallourec SA	2,338,000	262,290
Marubeni Corp.	34,645,000	249,487
BAE Systems PLC	47,590,000	248,041
Fiat Industrial SpA1	17,054,900	244,844
Tata Motors Ltd.	8,244,753	230,796
Noble Group Ltd.	135,018,000	229,225
Asahi Glass Co., Ltd.	17,084,000	214,834
Kubota Corp.	18,085,000	170,457
European Aeronautic Defence and Space Co. EADS NV1	5,600,000	163,012
Hutchison Port Holdings Trust1,4	163,573,000	161,937
Alstom SA	2,738,000	161,905
Vestas Wind Systems A/S1	3,713,167	161,055
ASSA ABLOY AB, Class B	5,093,000	146,450
Air France1	8,160,720	135,893
ABB Ltd1	5,600,000	134,498
Canadian National Railway Co.	1,630,000	122,986
Nidec Corp.	1,415,000	122,481
Nabtesco Corp.	4,500,000	113,176
International Consolidated Airlines Group, SA (CDI)1	30,070,400	109,502
KONE Oyj, Class B	1,860,993	107,079
SMC Corp.	522,000	85,912
Experian PLC	6,710,000	83,100
Mitsubishi Corp.	2,600,000	72,174
SGS SA	38,834	69,127
Beijing Enterprises Holdings Ltd.	12,000,000	68,496
Qantas Airways Ltd.1	24,000,000	54,117
Kühne + Nagel International AG	330,000	46,168
Cobham PLC	9,517,000	35,145
Daikin Industries, Ltd.	795,000	23,808
		10,545,087

CONSUMER STAPLES — 9.10%
Nestlé SA	25,772,000	1,477,295
Anheuser-Busch InBev NV	20,605,377	1,173,772
Anheuser-Busch InBev NV, VVPR STRIPS1	10,093,238	71
Danone SA	15,935,168	1,040,978
British American Tobacco PLC	23,814,999	955,865
Pernod Ricard SA	7,315,166	683,189
L’Oréal SA	3,977,600	463,366
Tesco PLC	65,255,501	398,842
Shoprite Holdings Ltd.	25,335,000	388,620
Wal-Mart de México, SAB de CV, Series V	129,671,436	388,433
Unilever NV, depository receipts	11,221,000	351,841
Wilmar International Ltd.	79,273,000	343,380
Associated British Foods PLC	20,755,000	330,288
Koninklijke Ahold NV	24,513,000	328,917
METRO AG	4,355,286	297,598
SABMiller PLC	7,886,000	279,265
Asahi Breweries, Ltd.	10,716,700	178,182
Coca-Cola Amatil Ltd.	13,964,067	169,569
Coca-Cola Hellenic Bottling Co. SA	5,700,000	153,079
OJSC Magnit (GDR)	4,500,000	136,395
Olam International Ltd.	48,950,000	108,735
Diageo PLC	5,500,000	104,554
Wesfarmers Ltd.	3,052,650	100,346
Woolworths Ltd.	3,350,626	93,158
Tingyi (Cayman Islands) Holding Corp.	33,210,000	81,204
Unilever PLC	2,526,750	77,015
X5 Retail Group NV (GDR)1	1,640,000	69,126
Foster’s Group Ltd.	11,028,000	65,247
Japan Tobacco Inc.	11,916	43,048
Shinsegae Co., Ltd.	98,710	23,486
		10,304,864

HEALTH CARE — 9.01%
Novo Nordisk A/S, Class B	22,139,400	2,781,522
Bayer AG	23,529,650	1,822,037
Novartis AG	32,519,725	1,763,890
Roche Holding AG	5,872,007	838,767
Teva Pharmaceutical Industries Ltd. (ADR)	15,319,200	768,564
CSL Ltd.	16,984,329	627,695
UCB SA3	11,918,602	452,596
Smith & Nephew PLC	37,025,000	417,550
Shionogi & Co., Ltd.	9,750,000	166,329
Essilor International	1,882,000	139,760
Terumo Corp.	2,175,000	114,660
Synthes, Inc.	793,500	107,297
Grifols, SA	6,050,000	105,461
Merck KGaA	1,098,724	99,157
		10,205,285

INFORMATION TECHNOLOGY — 8.86%
Samsung Electronics Co. Ltd.	1,742,459	1,480,443
Samsung Electronics Co. Ltd., nonvoting preferred	48,800	27,804
HTC Corp.	33,900,610	1,325,751
Canon, Inc.	20,801,700	905,292
Murata Manufacturing Co., Ltd.	11,200,200	806,554
Taiwan Semiconductor Manufacturing Co. Ltd.	276,878,136	664,737
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	70,921
SAP AG	8,012,908	490,575
SAP AG (ADR)	1,380,000	84,677
Nintendo Co., Ltd.	2,013,000	543,786
Tencent Holdings Ltd.	17,415,000	424,262
Baidu, Inc., Class A (ADR)1	2,150,000	296,291
HOYA CORP.	10,860,000	247,803
Nippon Electric Glass Co., Ltd.	17,060,000	241,605
Arm Holdings PLC	24,885,000	229,543
ASML Holding NV1	5,099,126	224,744
Advanced Semiconductor Engineering, Inc.	171,145,158	185,657
MediaTek Inc.	15,402,625	177,039
Hirose Electric Co., Ltd.	1,578,700	170,055
NetEase.com, Inc. (ADR)1	3,174,900	157,189
Nokia Corp.	17,795,000	152,197
Delta Electronics, Inc.	33,497,563	132,708
Infineon Technologies AG	12,900,000	132,269
Tokyo Electron Ltd.	2,350,000	129,535
Acer Inc.	59,764,377	121,941
STMicroelectronics NV	9,198,553	113,936
Hon Hai Precision Industry Co., Ltd.	29,999,200	105,076
Redecard SA, ordinary nominative	6,510,000	95,897
Ibiden Co., Ltd.	2,695,200	85,120
Rohm Co., Ltd.	1,110,000	69,525
Telefonaktiebolaget LM Ericsson, Class B	4,625,868	59,656
Autonomy Corp. PLC1	1,824,084	46,497
Keyence Corp.	145,000	37,113
Compal Electronics, Inc.	5,369,321	5,332
		10,041,530

TELECOMMUNICATION SERVICES — 8.44%
América Móvil, SAB de CV, Series L (ADR)	47,475,201	2,758,309
América Móvil, SAB de CV, Series L	70,020,000	203,212
SOFTBANK CORP.	49,153,000	1,961,865
MTN Group Ltd.	33,224,200	670,721
Telefónica, SA	18,070,123	452,383
TeliaSonera AB	45,835,700	396,131
Vodafone Group PLC	126,444,919	358,018
China Telecom Corp. Ltd., Class H	524,642,000	320,375
OJSC Mobile TeleSystems (ADR)	14,467,000	307,134
Portugal Telecom, SGPS, SA	26,045,000	300,603
Telekom Austria AG, non-registered shares	19,429,740	284,170
Koninklijke KPN NV	14,945,000	254,584
Axiata Group Bhd.1	120,596,000	190,723
Bharti Airtel Ltd.	22,430,000	179,762
Teléfonos de México, SAB de CV, Class L (ADR)	9,701,700	177,153
Tele Norte Leste Participações SA, preferred nominative (ADR)1	5,040,000	88,351
Tele Norte Leste Participações SA, preferred nominative1	1,680,000	28,915
Tele Norte Leste Participações SA, ordinary nominative1	640,000	14,622
Singapore Telecommunications Ltd.	49,795,824	119,305
Telekomunikacja Polska SA	15,001,227	92,978
Millicom International Cellular SA	940,000	90,400
Iliad SA	657,500	78,831
Turkcell Iletisim Hizmetleri AS	12,655,000	74,911
Philippine Long Distance Telephone Co.	959,155	51,361
Orascom Telecom Holding SAE (GDR)1	11,011,555	40,578
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	39,000,200	32,920
TalkTalk Telecom Group PLC	12,230,000	27,035
		9,555,350

MATERIALS — 7.32%
ArcelorMittal	19,553,136	707,316
Syngenta AG	1,974,315	641,626
Holcim Ltd	7,739,544	583,099
Potash Corp. of Saskatchewan Inc.	8,915,000	525,361
Linde AG	2,925,500	462,074
POSCO	957,890	440,981
Impala Platinum Holdings Ltd.	12,805,488	370,517
Nitto Denko Corp.	6,910,700	366,388
BASF SE	3,610,000	312,235
K+S AG	3,123,000	235,769
Shin-Etsu Chemical Co., Ltd.	4,580,000	227,679
PT Semen Gresik (Persero) Tbk	207,397,000	216,745
First Quantum Minerals Ltd.	1,626,600	210,426
CRH PLC	9,152,320	209,866
Orica Ltd.	7,554,721	206,061
Vedanta Resources PLC	5,252,003	200,437
BHP Billiton PLC	4,735,000	186,859
JFE Holdings, Inc.	6,330,000	185,227
Anhui Conch Cement Co. Ltd., Class H	29,130,000	182,190
Xstrata PLC	7,463,000	174,434
Akzo Nobel NV	2,515,000	172,795
UltraTech Cement Ltd.	6,714,283	170,360
L’Air Liquide SA, non-registered shares	1,265,066	168,098
Amcor Ltd.	20,123,925	146,955
Vale SA, ordinary nominative (ADR)	4,000,000	133,400
Svenska Cellulosa AB SCA, Class B	7,306,260	117,606
Formosa Chemicals & Fibre Corp.	29,420,000	111,551
Jindal Steel & Power Ltd.	6,900,000	107,890
Koninklijke DSM NV	1,515,979	93,146
Titan Cement Co. SA	3,521,000	87,923
Rio Tinto PLC	1,200,000	84,297
Israel Chemicals Ltd.	4,300,000	70,797
Barrick Gold Corp.	1,050,000	54,506
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)1	5,104,639	45,584
Givaudan SA	45,332	45,579
Grasim Industries Ltd.	632,489	34,846
		8,290,623

ENERGY — 6.52%
BP PLC	123,099,694	896,543
Royal Dutch Shell PLC, Class B	15,035,000	545,093
Royal Dutch Shell PLC, Class A	3,195,000	116,119
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	94,699
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	72,860
Canadian Natural Resources, Ltd.	14,062,600	695,370
INPEX CORP.	57,550	436,572
TOTAL SA	6,518,000	396,789
OAO Gazprom (ADR)	11,594,000	375,298
Saipem SpA, Class S	6,731,566	357,845
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	7,614,000	307,834
China National Offshore Oil Corp.	109,789,100	276,641
TransCanada Corp.	6,568,070	266,313
Cenovus Energy Inc.	6,517,498	257,473
Eni SpA	9,357,000	229,809
Suncor Energy Inc. (CAD denominated)	2,944,000	132,032
Suncor Energy Inc.	1,695,000	76,004
SeaDrill Ltd.	5,500,446	198,922
Coal India Ltd.	23,904,500	185,736
Essar Energy PLC1	20,895,900	158,589
Nexen Inc.	6,228,831	155,287
Reliance Industries Ltd.	6,455,000	151,854
Oil Search Ltd.	19,000,000	139,927
Crescent Point Energy Corp.	2,775,000	134,671
Woodside Petroleum Ltd.	2,107,964	102,041
Cairn India Ltd.1	12,812,190	100,828
Subsea 7 SA	3,910,000	98,771
BG Group PLC	3,950,000	98,281
China Shenhua Energy Co. Ltd., Class H	16,000,000	75,387
JSC KazMunaiGas Exploration Production (GDR)	3,009,419	67,712
OJSC OC Rosneft (GDR)	6,395,000	58,418
Cameco Corp.	1,805,000	54,290
Tenaris SA (ADR)	1,040,000	51,438
Sasol Ltd.	372,000	21,528
		7,386,974

UTILITIES — 1.92%
GDF SUEZ	11,979,219	488,087
Power Assets Holdings Ltd.	43,010,000	287,524
Power Grid Corp. of India Ltd.	122,444,336	279,786
National Grid PLC	28,990,000	276,244
Hong Kong and China Gas Co. Ltd.	98,116,975	235,373
SUEZ Environnement Co.	8,783,644	181,744
Electricité de France SA	4,080,906	168,993
E.ON AG	3,000,000	91,622
Red Eléctrica de Corporación, SA	1,180,706	67,099
CEZ, a s	1,112,000	56,830
Scottish and Southern Energy PLC	2,125,000	42,987
		2,176,289

MISCELLANEOUS — 1.84%
Other common stocks in initial period of acquisition		2,080,487

Total common stocks (cost: $74,359,657,000)		105,682,723

		Value
Rights — 0.01%		(000)

MISCELLANEOUS — 0.01%
Other rights in initial period of acquisition		$7,369

Total rights (cost: $8,249,000)		7,369

	Principal amount
Short-term securities — 5.86%	(000)

Freddie Mac 0.175%–0.351% due 4/8–12/14/2011	$1,442,917	1,442,083
U.S. Treasury Bills 0.142%–0.222% due 4/14/2011–1/12/2012	1,062,900	1,062,344
Fannie Mae 0.155%–0.513% due 4/11–8/24/2011	694,463	694,208
International Bank for Reconstruction and Development 0.14%–0.215% due 4/18–7/15/2011	438,800	438,850
Federal Home Loan Bank 0.12%–0.321% due 4/29/2011–2/10/2012	385,500	385,284
Nordea Bank Finland PLC 0.29% due 4/15/2011	150,000	149,999
Nordea North America, Inc. 0.25%–0.305% due 4/4–4/8/2011	150,000	149,994
Federal Farm Credit Banks 0.291%–0.432% due 4/29/2011–2/7/2012	300,000	299,842
Coca-Cola Co. 0.22%–0.25% due 4/12–5/10/20114	188,000	187,963
Toronto-Dominion Holdings USA Inc. 0.24%–0.27% due 4/11–6/7/20114	155,000	154,978
General Electric Capital Services, Inc. 0.22%–0.24% due 4/6–6/7/2011	150,000	149,964
KfW 0.24%–0.28% due 4/18–6/2/20114	145,000	144,972
Novartis Securities Investment Ltd. 0.20% due 4/11–4/12/20114	137,100	137,091
National Australia Funding (Delaware) Inc. 0.265%–0.275% due 4/1–4/5/20114	130,900	130,898
Québec (Province of) 0.18%–0.20% due 5/3–6/3/20114	107,500	107,473
Jupiter Securitization Co., LLC 0.21%–0.24% due 4/13–6/9/20114	85,000	84,976
Straight-A Funding LLC 0.25% due 4/5–6/6/20114	82,500	82,474
Nestlé Capital Corp. 0.18% due 6/28/20114	75,000	74,961
European Investment Bank 0.25% due 6/24/2011	75,000	74,954
Rabobank USA Financial Corp. 0.24% due 7/5/2011	71,300	71,254
Electricité de France 0.23% due 5/27/20114	70,100	70,074
Canadian Imperial Holdings Inc. 0.25% due 4/5/2011	55,700	55,698
Toyota Motor Credit Corp. 0.25% due 4/6/2011	50,000	49,998
BNP Paribas Finance Inc. 0.24% due 4/7/2011	50,000	49,998
Svenska Handelsbanken Inc. 0.255% due 4/18/2011	50,000	49,993
Province of Ontario 0.18% due 5/4/2011	50,000	49,991
Credit Suisse New York Branch 0.23% due 5/6/2011	50,000	49,988
Private Export Funding Corp. 0.33% due 7/6/20114	50,000	49,973
Westpac Banking Corp. 0.31% due 5/17/20114	43,900	43,887
Bank of Nova Scotia 0.255% due 6/1/2011	41,300	41,286
Thunder Bay Funding, LLC 0.26% due 4/12/20114	40,000	39,996
Caisse d’Amortissement de la Dette Sociale 0.25% due 6/2/20114	35,000	34,987
Deutsche Bank Financial LLC 0.32% due 4/20/2011	25,100	25,096

Total short-term securities (cost: $6,634,849,000)		6,635,527

Total investment securities (cost: $81,002,755,000)		112,325,619
Other assets less liabilities		936,597

Net assets		$113,262,216

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $342,376,000, which represented .30% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,506,640,000, which represented 1.33% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
CAD = Canadian dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-916-0511O-S25581

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2011, and for the year then ended and have issued our report thereon dated May 5, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
May 5, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: May 31, 2011

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2011